LICENSE AGREEMENT
(the “Agreement”)

Effective Date: April 22 , 2005 Between

Rosetta Genomics Ltd. an Israel company of 10 Plaut Street, Science Park, Rehovot, Israel, hereinafter “ROSETTA”

And

Ambion, Inc., a Delaware corporation having its principal office at 2130 Woodward St., Austin, Texas 78744, hereinafter “AMBION”. AMBION and ROSETTA may be referred to individually as the “Party” or collectively as the “Parties”.

WHEREAS, ROSETTA has identified a large number of microRNA sequences using a proprietary bioinformatics approach;

WHEREAS, AMBION is in the business of designing and developing kits including kits directed towards the use of microRNA;

WHEREAS, ROSETTA desires to license to AMBION its microRNA sequences, and AMBION desires to take such a license;

NOW, THEREFORE, in consideration of the premises and mutual promises and covenants hereinafter set forth, the parties hereby agree as follows:

1.  DEFINITIONS

The following terms, when used in the Agreement, shall have the meanings set forth hereinbelow:

A.  ROSETTA miRNA SEQUENCES shall mean miRNA sequences that A. (i) have been bioinformatically sequenced by ROSETTA or will be bioinformatically sequenced by ROSETTA in the future during the term of this Agreement, (ii) are the subject of one or more pending ROSETTA patent applications and (iii) are less than 90% homologous to miRNA sequences which are (a) published by third parties in the SANGER public registry prior to the Effective Date of this Agreement, or (b) published as a VALIDATED miRNA by a third party in a known scientific journal prior to the Effective Date of this Agreement, or B. are covered by an issued US Patent to which ROSETTA has rights.

Promptly upon receipt of any and all sequences from ROSETTA, AMBION shall examine such sequences and notify ROSETTA within 30 days (“Notification Period”) whether such sequences are 90% or more homologous to miRNA sequence published by a third party as set forth in this section (iii) above. Such notification shall include all reasonably required references and documentation evidencing the same. Following the Notification Period, any miRNA sequences provided by ROSETTA, which was not included in such notification shall be regarded as ROSETTA miRNA SEQUENCES under this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ROSETTA miRNA SEQUENCES includes VALIDATED ROSETTA miRNA SEQUENCES and NON-VALIDATED ROSETTA miRNA SEQUENCES.

B.  VALIDATED ROSETTA miRNA SEQUENCES shall mean ROSETTA miRNA SEQUENCES which have been VALIDATED by ROSETTA prior to the provision of VALIDATED “0” SEQUENCES.

VALIDATED “0” SEQUENCES shall mean 140 (one hundred and forty) VALIDATED ROSETTA miRNA SEQUENCES, where up to 50 of such sequences may be published prior to the Effective Date.

C.  NON-VALIDATED ROSETTA miRNA SEQUENCES shall mean ROSETTA miRNA SEQUENCES which have not been VALIDATED by ROSETTA prior to the provision of the VALIDATED “0” SEQUENCES.

D.  PRODUCT shall mean a product that (a) incorporates at least one (1) ROSETTA miRNA SEQUENCE, or (b) is designed to detect or otherwise affect ROSETTA miRNA SEQUENCE.

E.  LICENSED FIELD shall mean use or sale of a PRODUCT solely as a research reagent, as in a kit format or in the performance of microarray services, specifically excluding any use in humans and any clinical diagnostic use.

F.  LICENSED PRODUCT shall mean a PRODUCT solely in the LICENSED FIELD.

G.  COMBINATION PRODUCT shall mean a LICENSED PRODUCT sold together with one or more other products or components of a product, which are not LICENSED PRODUCTS.

H.  “MICRORNA” (also referred to as “miRNA”) shall mean a short RNA sequence that is encoded in the human genome in a hairpin structure, wherein such sequence is predicted to be expressed and/or is expressed in cells.

I.  NET SALES shall mean all revenues from sales or other commercial use by Ambion or its Affiliates at arms’ length of LICENSED PRODUCTS less the following deductions: (i) customary trade, quantity; or cash discounts which are actually granted, (ii) amounts repaid or credited by reason of rejection or return, (iii) any taxes or other governmental charges levied on the production, sale, transportation, or delivery or use of a LICENSED PRODUCT other than income taxes and property taxes and (iv) outbound transportation costs prepaid or allowed and actual costs of insurance in transit. Any sales or commercial use not at arms’ length shall be accounted for at arms’ length prices or best approximations thereto.

For COMBINATION PRODUCTS, NET SALES shall mean revenues from sales by Ambion or its Affiliates at arms’ length of the COMBINATION PRODUCTS (i) less the deductions set forth in the previous paragraph, and (ii) multiplying the resulting sum by - (a) if all components of the Combination PRODUCT were sold separately during the same or immediately preceding quarter, the fraction A/A+B where A is the sales price of the LICENSED PRODUCT components during such period when sold separately from the other components, and B is the sales price of the other components during such period when sold separately from the LICENSED PRODUCT components;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(b) if all components of the Combination PRODUCT were not sold separately during the same or immediately preceding quarter, the fraction [C/(C+D)], where C is the manufacturing cost of the ROSETTA miRNA SEQUENCE components and D is the manufacturing cost of the other components (manufacturing costs exclude packaging, labeling and any other indirect associated costs).

J.  ROYALTY BASE FACTOR shall mean a dimensionless number equal to the ratio of the number of ROSETTA miRNA SEQUENCES in a given LICENSED PRODUCT to the total number of sequences included such given LICENSED PRODUCT.

K.  “VALIDATED” shall mean a specific miRNA sequence that has been shown via a VALIDATION METHOD to be expressed in at least one tissue or cell type.

L.  “VALIDATION METHOD.” shall mean (i) sequencing analysis, or (ii) Northern blot analysis, or (iii) a method mutually agreed upon by the Parties.

M.  “Affiliate” shall mean any entity that directly or indirectly owns, is owned by or is under common ownership with a Party hereto, where “owns” or “ownership” means direct or indirect possession and/or control of at least fifty percent (50%) of the outstanding voting securities of a corporation or a comparable equity interest in any other type of entity.

N.  “Intellectual Property Rights” shall mean patent rights, copyrights, and trade secret rights, and all other rights to inventions including the right to perfect and prosecute such rights with appropriate governmental authorities and the rights to enforce any and all such rights against third parties and to collect damages and secure such other remedies that are available and appropriate.

O.  “Exclusivity Factor” shall mean a number equal to the ratio of ROSETTA miRNA SEQUENCES in a given LICENSED PRODUCT and/or COMBINATION PRODUCT where such SEQUENCES are licensed exclusively by AMBION to the total number of ROSETTA miRNA SEQUENCES in the same LICENSED PRODUCT and/or COMBINATION PRODUCT.

P.  “EXCLUSIVE NET SALES” shill mean the NET SALES of a LICENSED PRODUCT or COMBINATON PRODUCT, and if appropriate multiplied by the ROYALTY BASE FACTOR, multiplied by the Exclusivity Factor,

2.  LICENSE GRANT

A.  ROSETTA hereby grants to AMBION a non-exclusive license to make, have made, offer for sale, sell, have sold, distribute, have distributed, and use in an AMBION service business, and let end-users use the LICENSED PRODUCTS including only the VALIDATED “0” SEQUENCES. No other use of the ROSETTA miRNA SEQUENCES is licensed hereunder. This grant is not subject to sub-license except as set forth below in Section 3A.

B.  AMBION may appoint third parties within AMBION’s normal chain of distribution to sell LICENSED PRODUCT (such distributors are collectively referred to as “Distributors”). The Parties acknowledge and agree that a sale of LICENSED PRODUCT by AMBION to an arm’s length Distributor shall constitute an arms length transaction and referred to in Section II of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

C.  AMBION shall include with all LICENSED PRODUCTS and COMBINATION PRODUCTS a statement set forth in Annex B putting forth the restrictions of use of the LICENSED PRODUCTS and COMBINATION PRODUCTS by the end-user. AMBION agrees to provide such statement according to the same standards that AMBION provides similar licenses on similar products. In the event AMBION shall engage with Distributors, AMBION undertakes that such Distributors shall include with the sale of such LICENSED PRODUCTS and COMBINATION PRODUCTS similar restrictions. In the event that AMBION becomes aware of additional requirements that are needed to enforce such a limited label license, AMBION agrees to notify ROSETTA of such change; and the Parties shall mutually agree on revised language to be included in Annex B.

If AMBION has knowledge that a third party customer is breaching the limited label license set forth in Annex B, AMBION shall promptly notify ROSETTA, and the Parties shall mutually agree on how to address such third party customer breach.

3.  GRANT OF OPTIONS

A.  ROSETTA hereby grants to AMBION an option to convert the license grant set forth in Section 2 hereinabove to an exclusive license. In the event that AMBION converts the Section 2 license grant to an exclusive license, the grant shall include the right for AMBION to sub-license the ROSETTA miRNA SEQUENCES to third parties, provided AMBION shall receive ROSETTA’s written approval in advance to any such sub-license, and subject to section 5 A (10) hereinafter.

This option can be exercised by payment by AMBION to ROSETTA of an EXCLUSIVE UP- FRONT LICENSE FEE A, as set forth hereinbelow, within an option period of one year from the Effective Date of this Agreement (“Option Period A”). Option Period A may be extended for up to two additional years at the request of AMBION upon payment of US$[***] per year or part thereof to ROSETTA prior to the expiration of Option Period A or an extension thereof.

B.  ROSETTA hereby grants to AMBION an option to extend the license grant set forth in Section 2 hereinabove to additionally cover NON-VALIDATED ROSETTA miRNA SEQUENCES scored A (the “NON-VALIDATED A SEQUENCES”). This option can be exercised by payment by AMBION to ROSETTA of an UP-FRONT LICENSE EXTENSION FEE B, as set forth hereinbelow, within an Option Period B of one year from the Effective Date of this Agreement. Rosetta agrees that following AMBION’s payment of the UP-FRONT LICENSE EXTENSION FEE B, upon identification of any NON-VALIDATED B SEQUENCES within the term of this Agreement to immediately forward those newly identified sequences to AMBION as set forth above.

C.  ROSETTA hereby grants to AMBION an option to extend the license grant set forth in Section 2 hereinabove to additionally cover NON-VALIDATED ROSETTA miRNA SEQUENCES scored “B” (the “NON-VALIDATED B SEQUENCES”).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

This option can be exercised by payment by AMBION to ROSETTA of an UP- FRONT LICENSE EXTENSION FEE C, as set forth hereinbelow, within an Option period C of one year from the Effective Date of this Agreement. ROSETTA agrees that following AMBION’s payment of the UP- FRONT LICENSE EXTENSION FEE C, upon identification of any NON-VALIDATED B SEQUENCES within the term of this Agreement to immediately forward those newly identified sequences to AMBION as set forth above.

D.  ROSETTA hereby grants to AMBION an option to extend the license grant set forth in Section 2 hereinabove to additionally cover NON-VALIDATED ROSETTA miRNA SEQUENCES scored C (the “NON-VALIDATED SEQUENCES”).

This option can be exercised by payment by AMBION to ROSETTA of an UP-FRONT LICENSE EXTENSION FEE D, as set forth hereinbelow, within an Option Period D of one year from the Effective Date of this Agreement. ROSETTA agrees that following AMBION’s payment of the UP-FRONT LICENSE EXTENSION FEE D, upon identification of any NON-VALIDATED C SEQUENCES within the term of this to immediately forward those newly identified sequences to AMBION as set forth above.

E.  ROSETTA hereby grants to AMBION an option to convert the extended license grant referred to in Section 3B hereinabove to an exclusive license, following exercise of the option set forth in Section 3B.

This option can be exercised by payment by AMBION to ROSETTA of an EXCLUSIVE UP-FRONT EXTENDED LICENSE FEE E, as set forth hereinbelow, within an option period of one year from the Effective Date of this Agreement. This option may be extended for up to two additional years at the request of AMBION, subject to AMBION’s exercise of the option according to section 3A above prior to such request, and upon payment of $[***] to ROSETTA per year or part thereof prior to the expiration of the option period or an extension thereof.

F.  ROSETTA hereby grants to AMBION an option to convert the extended LICENSE GRANT referred to in Section 3C hereinabove to an exclusive license, following exercise of the option set forth in Section 3C.

This option can be exercised by payment by AMBION to ROSETTA of an EXCLUSIVE UP- FRONT EXTENDED LICENSE FEE F, as set forth hereinbelow, within an Option Period of one year from the Effective Date of this Agreement. This option may be extended for up to two additional years at the request of AMBION, subject to AMBION’s exercise of the option according to section 3A above prior to such request, and upon payment of $[***] to ROSETTA per year or part thereof prior to the expiration of the option period or an extension thereof.

G.  ROSETTA hereby grants to AMBION an option to convert the extended license grant referred to in Section 3D hereinabove to an exclusive license, following exercise of the option set forth in Section 3D.

This option can be exercised by payment by AMBION to ROSETTA of an EXCLUSIVE UP-FRONT EXTENDED LICENSE FEE G, as set forth hereinbelow, within an Option Period of one year from the Effective Date of this Agreement. This option may be extended for up to two additional years at the request of AMBION, subject to AMBION’s exercise of the option according to section 3A above prior to such request, and upon payment of $[***] to ROSETTA per year or part thereof prior to the expiration of the option period or an extension thereof.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

H.  The parties acknowledge and agree that ROSETTA may desire to exclude one of the ROSETTA miRNA SEQUENCES from any license granted in the scope of this Agreement (the “Excluded ROSETTA miRNA”). The parties agree, that within three (3) months of the Effective Date, to negotiate in good faith the terms of an agreement that would contemplate the aforementioned objective. The parties contemplate that the issues that will be discussed during such negotiation shall include (i) that the sequence of interest must be exclusive to a third party for all fields of use; (ii) that ROSETTA must receive significant monetary consideration for the removal of such sequence from the field of research, and (iii) the compensation to be paid to AMBION (or AMBION’s designee) for the exclusion of such sequence from the LICENSED PRODUCTS.

4.  INFORMATION TRANSFER AND USE

A.  ROSETTA hereby authorizes AMBION and AMBION hereby undertakes to carry out VALIDATION of the NON-VALIDATED ROSETTA miRNA SEQUENCES. For purposes of this section 4 VALIDATION shall refer only to Northern Blot analysis that includes screening of each sequence against between 10 - 15 normal human tissues, as set forth in Annex D(1) of this Agreement.

B.  AMBION shall promptly make available the results of the aforesaid VALIDATION to ROSETTA according to the details specified in Annex E of this Agreement (the “AMBION Results”) for internal use of ROSETTA. ROSETTA may incorporate the AMBION Results in patent applications pertaining to 50 ROSETTA miRNA SEQUENCES, according to ROSETTA’s preferences and AMBION actual performance of VALIDATION pertaining to such ROSETTA miRNA SEQUENCES and following a written notice to AMBION of such sequences, but otherwise shall not disclose the AMBION Results to third parties until the AMBION Results have entered the public domain through means that do not violate any duty of confidentiality to AMBION or any third party:

C.  ROSETTA may disclose the AMBION Results for any purpose (excluding to AMBION’s competitors in the LICENSED FIELD) upon payment to AMBION of the consideration set forth in Annex F of this Agreement per miRNA sequence that is the subject of the disclosure.

ROSETTA shall promptly provide AMBION data in ROSETTA’s possession related to the ROSETTA miRNA SEQUENCES generated from microarray experiments pertaining solely to the tissues as set forth in Annex B(2) of this Agreement, in order to assist in identification of appropriate tissues for Northern Blot analysis.

D.  The LICENSED PRODUCT and the COMBINATION PRODUCT are listed in Annex H of this Agreement. AMBION shall update Annex H upon the addition or removal of any LICENSED PRODUCT and COMBINATION PRODUCT under this Agreement.

5.  PAYMENTS TO ROSETTA

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

A.  UP-FRONT PAYMENTS

The following up-front payments shall be payable by AMBION to ROSETTA on the conditions set forth hereinbelow. All up-front payments set forth hereinbelow and option period extension payments set forth hereinabove include consideration for all services provided by ROSETTA, including research, analysis and transfer of information, and are fully chargeable against royalties due to ROSETTA but are nonrefundable except for the Up-Front due within five days of the Effective Date as set forth in Section 5(A)(1).

Payments under subsection 5A1 hereinbelow are creditable against payments payable under subsection 5A2 and 3A.

Payments under subsection 5A3 hereinbelow are creditable against payments payable under subsection 5A6 and 3E.

Payments under subsection 5A4 hereinbelow are creditable against payments payable under subsection 5A7 and 3F.

Payments under subsection 5A5 hereinbelow are creditable against payments payable under subsection 5A8 and 3G.

1.  UP-FRONT PAYMENT FOR NON-EXCLUSIVE LICENSE TO VALIDATED ROSETTA miRNA SEQUENCES pursuant to Section 2 - US$[***] payable within five business days of the Effective Date of this Agreement (the “First Up-Front”). ROSETTA agrees to provide AMBION within 2 business days the VALIDATED “0” SEQUENCES.

ROSETTA may publish up to 90 of the VALIDATED “0” SEQUENCES if (a) (i) ROSETTA has provided to AMBION at least 50 VALIDATED ROSETTA miRNA SEQUENCES (not included in VALIDATED “0” SEQUENCES) within 45 days of ROSETTA’s receipt of the First Up-Front, and (ii) ROSETTA publishes any of such 90 VALIDATED “0” SEQUENCES no sooner than 75 days from the provision of the 50 VALIDATED ROSETTA miRNA SEQUENCES set forth in section (i) above. Or (b) ROSETTA refunds the First Up-Front to AMBION within 10 business days of such publications.

In addition to the provision of the VALIDATED “0” SEQUENCES, ROSETTA shall forward to AMBION (within the same timeframe) via electronic mail (or as otherwise agreed between the parties) the sequence listing for the all NON-VALIDATED A SEQUENCES, all NON-VALIDATED B SEQUENCES, and all NON-VALIDATED C SEQUENCES. All sequences provided by ROSETTA to AMBION under this Agreement shall be added to this Agreement as Annex A thereof. For the avoidance of any doubt, unless AMBION exercises the options set forth in sections 3B, 3C and 3D above, AMBION shall not have any right, including the rights defined pertaining to the license grant set forth in section 2 above, with regard to all NON-VALIDATED A SEQUENCES, all NON-VALIDATED B SEQUENCES, and all NON-VALIDATED C SEQUENCES.

2.  EXCLUSIVE UP-FRONT LICENSE FEE A is defined as $US[***] and is payable within five days of exercise of the option set forth in Section 3A but in no event after expiration of Option Period A or any extension thereof.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3.  UP-FRONT LICENSE EXTENSION FEE B is defined as $US[***] and is payable within five days of exercise of the option set forth in Section 3B but in no event after expiration of the applicable Option Period or any extension thereof.

4.  UP-FRONT LICENSE EXTENSION FEE C is defined as $US[***] and is payable within five days of exercise of the option set forth in Section 3C but in event after expiration of the applicable Option Period or any extension thereof.

5.  UP-FRONT LICENSE EXTENSION FEE D is defined as $US[***] and is payable within five days of exercise of the option set forth in Section 3D but in no event after expiration of the applicable Option Period or any extension thereof

6.  EXCLUSIVE UP-FRONT EXTENDED LICENSE FEE E is defined as $US[***] and is payable within five days of exercise of the option set forth in Section 3E but in no event after expiration of the applicable Option Period or any extension thereof.

7.  EXCLUSIVE UP-FRONT EXTENDED LICENSE FEE F is defined as $US[***] and is payable within five days of exercise of the option set forth in Section 3F but in no event after expiration of the applicable Option Period or any extension thereof

8.  EXCLUSIVE UP-FRONT EXTENDED LICENSE FEE G is defined as $US[***] and is payable within five days of exercise of the option set forth in Section 3G but in no event after expiration of the applicable Option Period or any extension thereof.

7.  ADDITIONAL EXCLUSIVE UP-FRONT EXTENDED LICENSE FEE H is defined as $US[***] and is payable on April 1 following the first year in which NET SALES exceed US$[***] following exercise of the option set forth in Section 3E.

8.  ADDITIONAL EXCLUSIVE UP-FRONT EXTENDED LICENSE FEE I is defined as $US[***] and is payable on April 1 following the first year in which NET SALES exceed US$[***] following exercise of the option set forth in Section 3F.

9.  ADDITIONAL EXCLUSIVE UP-FRONT EXTENDED LICENSE FEE J is defined as $US[***] and is payable on April 1 following the first year in which NET SALES exceed US$[***] following exercise of the option set forth in Section 3G.

10.  SUBLICENSE INCOME. In the event that AMBION shall exercise its right to sub-license the ROSETTA miRNA SEQUENCES to third parties with ROSETTA’s Approval according to section 3A above, AMBION and Rosetta shall negotiate in good faith the mutual distribution of all payments to be associated with such sub-license.

B.  ROYALTIES

1.  AMBION shall pay to ROSETTA on a calendar quarterly basis, four months following each calendar quarter, a royalty of [***]% ([***] PERCENT) of all NET SALES multiplied by an appropriate ROYALTY BASE FACTOR, as defined hereinabove, for each LICENSED PRODUCT.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2.  In addition to the royalty set forth in Section 5B(1) hereinabove, for LICENSED PRODUCTS including at least one ROSETTA miRNA SEQUENCE in respect of which an option under any of Sections 3A, 3E, 3F and 3G has been exercised by AMBION, AMBION shall pay a royalty as set forth below and according to the payment terms set forth in Section 5B(1):

a.  For a calendar quarter prior to which cumulative total payments to ROSETTA have not exceeded US$[***]% ([***] PERCENT) of EXCLUSIVE NET SALES;

b.  For a calendar quarter prior to which cumulative total payments to ROSETTA have exceeded US$[***], but have not exceeded US$[***]% ([***] PERCENT) of EXCLUSIVE NET SALES;

c.  For a calendar quarter prior to which cumulative total payments to ROSETTA have exceeded US$[***], but have not exceeded US$[***]% ([***] PERCENT) of EXCLUSIVE NET SALES.

d.  When, cumulative total payments to ROSETTA have exceeded US$[***], AMBION shall owe no further royalties to ROSETTA under this Section 5(B)(2).

3.  Stacking. If a third party license is required to use or sell the LICENSED PRODUCTS, in the sense that without such third party license the LICENSED PRODUCT is bared from being used, the Parties agree that the royalty rate set forth in Section 5(B)(1) shall be reduced by [***] percent for every [***] percent in royalty paid to the third party. In no event shall the royalty set forth in Section 5(B)(1) be less than [***] percent.

In the event that AMBION wishes to enhance the LICENSED PRODUCT by adding a third party component or product, which is not required to use or sell the LICENSED PRODUCTS, but that AMBION for good reason believes is necessary in order to maximize the sales of a LICENSED PRODUCTS and such component or product requires a royalty-baring license of such third party, then the parties shall negotiation in good faith and agree upon any change of the royalty rate paid to ROSETTA set forth in section 5(B)(1).

6.  MINIMUM ROYALTIES

In the event that AMBION exercises the exclusivity option set forth in Sections 3A as set forth in this Agreement, AMBION agrees to pay the minimum royalties as set forth below, payable on January 31 of the calendar year following the relevant year. AMBION payment of the minimum royalties shall be a condition precedent to continued exclusivity, following exercise of any of the options set forth in Sections 3A, 3E, 3F and 3G hereinabove. The payments set forth in Section 5(B) made during the relevant year shall be creditable to the minimum royalties for that year.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

RELEVANT CALENDAR YEAR	AMOUNT (US$)
2006	[***]
2007	[***]
2008	[***]
2009	[***]
2010	[***]
2011	[***]
2012	[***]
2013	[***]
2014	[***]
2015	[***]
2016	[***]
2017	[***]
2018	[***]
2019	[***]
2020	[***]

7.  THIRD PARTY PATENTS AND INDEMNITY

Should it come to the attention of either ROSETTA or AMBION that any one or more of the ROSETTA miRNA SEQUENCES infringes a valid claim of a third party patent (the “Third Party Sequence”), AMBION may elect to (i) take a license from such third party for the right to use the Third Party Sequence, or (ii) remove the Third Party Sequence from the relevant LICENSED PRODUCTS. AMBION shall provide prompt written notice to ROSETTA upon the removal of a Third Party Sequence as set forth in Section 7(ii) above

ROSETTA shall indemnify AMBION for all damages payable to third parties for such infringement up to the amount of royalties paid by AMBION to ROSETTA in respect of the Third Party Sequence in those LICENSED PRODUCTS.

8.  THIRD PARTY COMPETITION

For any calendar quarter following an earlier calendar quarter in which Invitrogen, Applied Biosystems, Perkin Elmer or Strategene or other competitor having a similar market share markets a competing research kit containing miRNA sequences identical to at least [***]% of the ROSETTA miRNA SEQUENCES contained in a LICENSED PRODUCT, and in such earlier quarter AMBION’s sales of such LICENSED PRODUCT fell by at least [***]% relative to the average sales of such LICENSED PRODUCT for the previous two calendar quarters, AMBION shall have the option to treat the ROSETTA miRNA SEQUENCES which appear in the competitor’s product, as not being subject to the exercise of the option set forth in any of Sections 3A, 3E, 3F, and 3G, for the purpose of calculating royalties under Section 5 hereinabove. Such option shall be exercised by written notification to ROSETTA no later than the 15th day of such calendar quarter. In such case, the license granted by ROSETTA in respect of such ROSETTA miRNA SEQUENCES shall be considered to be non-exclusive.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

9.  ENFORCEMENT OF ROSETTA PATENT RIGHTS

ROSETTA shall have the right, but not the obligation, to enforce its patents relating to ROSETTA miRNA SEQUENCES. In such case ROSETTA acts for its own account in terms of out-of-pocket costs and recoveries.

Should ROSETTA not take action to enforce its patents within 3 months of being requested to by AMBION, AMBION may take such action in respect of third party’s products competing with AMBION LICENSED PRODUCTS within the LICENSED FIELD for its own account in terms of costs and recoveries, but shall pay to ROSETTA royalties pursuant to Section 5 on the recovery net of out-of-pocket costs and recoveries.

10.  JOINT PATENTS

(a)  Intellectual Property Rights belonging to ROSETTA as of the Effective Date of this Agreement shall be and remain the property of ROSETTA (the “ROSETTA Background Intellectual Property”).

(b)  Intellectual Property Rights belonging to AMBION as of the Effective Date of this Agreement shall be and remain the property of AMBION (the “AMBION Background Intellectual Property”).

(c)  The ownership of inventions developed during the term of this Agreement shall be determined as follows:

(i)	any invention created solely by AMBION without the use of ROSETTA Confidential Information shall be owned solely by AMBION;

(ii)	any invention created solely by ROSETTA without the use of AMBION Confidential Information shall be owned solely by ROSETTA and

(iii)
any invention created by (a) at least one AMBION employee and at least one ROSETTA employee, (b) at least one AMBION employee with the use of ROSETTA Confidential Information, or (e) at least one ROSETTA employee with the use of the AMEBION Confidential Information (collectively the “Joint Inventions”) shall be jointly owned by the Parties. Neither Party may use or license the Joint Inventions to a third party with out the prior written consent of the other Party. For sole purposes of determining the ownership of an invention according to this Section only, ROSETTA’s Confidential Information and AMBION’s Confidential Information does not include sequences that are made available within a LICENSED PRODUCT and/or COMBINATION PRODUCT by AMBION to an arm’s length customer within its marketing activities in the framework of the sales of LICENSED PRODUCTS and/or COMBINATION PRODUCT under this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

11.  REPORTS

(a)  AMBION shall provide quarterly reports of NET SALES and EXCLUSIVE NET SALES to ROSETTA, and shall be divided to NET SALES and EXCLUSIVE NET SALES in the US and outside the US. Exchange rates related to calculation of the Royalties pertaining to NET SALES and EXCLUSIVE NET SALES outside the US shall be determined according to the principles set forth in Annex G of this Agreement.

(b)  AMBION shall maintain complete and accurate records of all NET SALES and EXCLUSIVE NET SALES and any amounts payable to ROSETTA in relation to the same. AMBION shall retain such records relating to a given Calendar Quarter for at least three (3) years after the conclusion of that Calendar Quarter. During such three (3) year period, ROSETTA shall have the right, at ROSETTA’s expense, to cause an independent, nationally-recognized, certified public accountant reasonably acceptable to AMBION, who is bound by a suitable confidentiality arrangement with AMBION, to inspect AMBION’s and the relevant Affiliates’ records relating to NET SALES and EXCLUSIVE NET SALES during normal business hours for the sole purpose of verifying any reports and payments delivered under this Agreement. Such public accountant will only report to ROSETTA whether or not AMBION is in compliance with its obligations under this Agreement and shall not disclose or report to ROSETTA any other information or data to which it has access as part of this examination. The parties shall reconcile any underpayment or overpayment within thirty (30) days after the accountant delivers the results of the audit. ROSETTA may exercise its rights under this Section only once every year and only with thirty (30) days prior notice to AMBION. Notwithstanding the aforesaid, in the event that any inspection as aforesaid reveals any underpayment by AMBION to ROSETTA in respect of any year in an amount exceeding [***]% ([***] percent) of the amount actually paid by AMBION to ROSETTA in respect of such year, then AMBION shall (in addition to paying ROSETTA the shortfall), bear the costs of such inspection.

(c)  Royalties payable hereunder shall be made without any deductions, except for withholding tax or any other fiscal deductions from time to time required by the government of any country.

Withholding tax, if any, levied by a government of any country of the on payments made by AMBION to ROSETTA hereunder or any part thereof according to the relevant law shall be borne by ROSETTA. AMBION will pay such withholding tax to the respective taxing authorities and will deduct such amount from the royalty due to ROSETTA.

AMBION shall use its best efforts to enable ROSETTA to claim exception there from under any double taxation or similar agreement in force and shall produce to ROSETTA proper evidence of payments of all withholding taxes,

12.  ROSETTA PATENT PROSECUTION

Should AMBION wish that ROSETTA file additional applications or expedite applications on certain ROSETTA miRNA SEQUENCES, ROSETTA shall do so and AMBION shall pay the resulting costs. ROSETTA shall deliver to AMBION regarding each patent application related to this Agreement the following details: (1) reference number, (2) sequence listing: (3) filing date (4) status of application. In addition, AMBION’s patent attorney may request ROSETTA’s patent attorney to provide additional information regarding the status of ROSETTA’s patent applications, according to an agreed upon list of pre defined queries, ROSETTA shall decide, according to its sole discretion, which particular information it will provide to AMBION with regard to such request of information.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

13.  EXISTING AND FUTURE ROSETTA PATENT LICENSES

(a)  ROSETTA represents that its existing patent licenses do not conflict with the licenses and options granted herein.

(b)  Following exercise by AMBION of any of the options set forth in Sections 3B, 3C and 3D, ROSETTA shall provide prompt notice to AMBION when ROSETTA receives bone fide interest from a third party for rights to any research product employing the ROSETTA miRNA SEQUENCES set forth in the aforementioned respective option Sections, and to deliver to AMBION a copy of any draft agreement with such third party, edited only to remove any identification of that third party. ROSETTA shall not enter into such agreement until the longer of a) 60 days from said notice, b) two weeks from delivery to AMBION of the final draft of the agreement to be signed. In no event shall ROSETTA begin any such discussions with a third party as described herein prior to 6 months from the Effective Date of this Agreement, in order to allow AMBION the right to exercise any of the options set forth in Section 3A, 3E, 3F and 3G. Upon the AMBION’s exercise of any of such options, ROSETTA agrees to discontinue all negotiations with any third parties regardless of the status of such negotiations.

14.  MOST FAVORABLE TERMS

The parties acknowledge that ROSETTA may enter into license agreements with third parties for the use of miRNA SEQUENCES in research and development. The parties also acknowledge that AMBION may be at a significant disadvantage if such third parties are given terms that are more favorable than the terms received by AMBION in this Agreement, and in the event that such license agreements with third parties shall be under identical or similar commercial circumstances, both parties desire that AMBION shall have the opportunity to consider and accept the terms being offered to such third party. For purposes of this Section only, ROSETTA shall have the option to either (i) provide the terms of interest in the third party agreement wherein such terms of interest include all royalty amounts and or percentages to be paid, all up-front fees to be paid, all option fees, all terms related to exclusivity, including, but not limited to, any fees for converting from nonexclusive to exclusive, and all other consideration, value exchanged and any other material term between the third party and ROSETTA as shall be decided by ROSETTA (collectively “Terms of Interest”); or (ii) provide a copy of the third party licensee agreement to a mutually agreed upon third party (the “Evaluator”) wherein such third party would access whether or not such third party license agreement is more or less favorable to AMBION than this Agreement. In the event that such Evaluator concludes that the third party license agreement is more favorable to AMBION than this Agreement, ROSETTA agrees to disclose the Terms of Interest to AMBION within fifteen (15) business days of the Evaluator’s conclusion. The Parties agree that ROSETTA shall bear all reasonable expenses associated with the Evaluator’s review of such third party license agreement. AMBION will decide, in its sole discretion, whether or not the Terms of’ Interest are more favorable to similar terms in this Agreement. If AMBION does decide that the Terms of Interest are more favorable, this Agreement shall be amended to incorporate all of the Terms of Interest.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

15.  SINGLE PAYMENT

AMBION shall have the option to extend the license set forth in Section 2 on an exclusive basis to all ROSETTA miRNA SEQUENCES on a paid-up irrevocable basis for a one time advance payment of US$[***] less all payments already paid to ROSETTA by AMBION.

16.  TRADEMARK

ROSETTA agrees that in exchange for the consideration described in this Agreement that it will immediately cease all use of the mark “The MicroRNA Company”.

17.  ASSIGNABILITY

This agreement shall not be assignable by either Party without the prior written consent of the other Party, not to be unreasonably withheld, except that either Party may, without such consent of the other Party, assign this Agreement to (i) an Affiliate, (ii) any purchaser of all or substantial part of its assets in the line of business to which this Agreement pertain, or (iii) any successor corporation resulting from any merger or consolidation of either Party with or into such corporations.

18.  TERM AND TERMINATION

(a)  This term of this Agreement is the lifetime of any patents or patent applications covering ROSETTA miRNA SEQUENCES.

AMBION may terminate this Agreement at its sole option at any time following the expiration of the Option Period A and any extension thereof.

ROSETTA may terminate this Agreement for non-payment of any payment due pursuant to Section 5, upon 60 days notice to AMBION, specifying the payment due, provided that the payment has not been made within the notice period, with interest at Prime plus 5%.

Upon termination of this Agreement, all licenses and options shall terminate forthwith and all payments accrued shall be payable within 30 days.

(b)  It is understood that termination. of this Agreement shall not relieve a Party from any liability that, at the time of such termination, has already accrued to the other Party. The provisions of Article 7, 10, 11, 16, 20, 22 and 23, shall survive after the expiration or termination of this Agreement

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

19.  NOTICES

All notices pursuant to this Agreement shall be sent to the parties at their addresses set forth hereinbelow by fax, email and registered air mail and shall become effective 10 days from the date of transmission:

AMBION:

2130 Woodward St.
Austin, Texas 78744
Telephone Number: (512) 651 0200
Facsimile Number: (512) 651 0201
Attention: Vice-President of Business Development
Cc: General Counsel

ROSETTA:

10 Plaut St.
Rehovot, Israel
Telephone Number:
Facsimile Number:
Attention: Chief Operation Officer
Cc: Director of business Development

Changes in the foregoing notice addresses shall be sent to the parties at their addresses set forth hereinabove by fax, email and registered air mail and shall become effective 10 days from the date of transmission.

20.  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES AND THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES AND EXCLUDING THE 1980 U.N. CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS.

           Jurisdiction: Venue. ALL DISPUTES ARISING OUT OF OR RELATED TO THIS AGREEMENT WILL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE NEW YORK STATE COURTS (OR, IF THERE IS EXCLUSIVE FEDERAL JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK), AND THE PARTIES CONSENT TO THE PERSONAL AND EXCLUSIVE JURISDICTION OF THESE COURTS.

21.  Force Majeure. Nonperformance of any Party shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure or delay of suppliers, or any other reason where failure to perform is beyond the reasonable control of the nonperforming Party.

22.  IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST OR ANTICIPATED REVENUES OR PROFITS RELATING TO THE SAME), ARISING FROM OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, AND EVEN IF SUCH PARTY IS ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SAME.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

23.  Non-Disclosure. For purposes of this Agreement, “Confidential Information” means information of a confidential or proprietary nature relating to the business, products, technology or finances of a Party hereto and designated in writing at the time of disclosure as “Confidential” or, in the event of oral disclosure, confirmed to be “Confidential” in writing within thirty (30) days after the initial oral disclosure, or any information of a third party that has disclosed the information under a confidentiality arrangement with a Party hereto. Each Party will keep confidential and will not publish or otherwise disclose (except to its Affiliates, employees, agents or consultants having a need to know) and will not use for any purpose except for the purposes contemplated by this Agreement, any Confidential Information of the other Party disclosed during the term of this Agreement. Each Party will use at least the same standard of care as it uses to protect its own proprietary or confidential information to ensure that its Affiliates, employees, agents and consultants do not disclose or make unauthorized use of the Confidential Information of the other Party, but in no event less than reasonable care.

Confidential Information shall not include any information which the receiving Party can prove by competent evidence: (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, generally known or available; (b) is known by the receiving Party at the time of receiving such information, (c) is hereafter furnished to the receiving Party by a third party having the legal right to do so and without restriction on disclosure, or (d) is independently developed by the receiving Party without the aid, application or use of the Confidential Information. Confidential Information may be disclosed upon order of a court of competent jurisdiction provided that notice is provided to the Party that owns such Confidential Information immediately upon the receipt of the request for such information. The Party receiving such as request shall cooperate fully with the Party that owns such Confidential Information in all lawful efforts to restrict or resist disclosure of such Confidential Information.

24.  The relationship of AMBION and ROSETTA established by this Agreement is that of independent contractors. Nothing in this Agreement shall be construed to create any other relationship between AMBION and ROSETTA. Neither Party shall have any right, power or authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other.

25.  Entire Agreement. The terms and provisions contained in the Agreement, including the Exhibits hereto, constitute the entire agreement between the Parties regarding the subject matter hereof and shall supersede all previous communications, representations, agreements or understandings, either oral or written, between the Parties concerning such subject matter.

26.  Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

27.  Severability. Should any Section, or portion thereof, of this Agreement be held invalid by reason of any law, statute or regulation existing now or in the future in any jurisdiction by any court of competent authority or by a legally enforceable directive of any governmental body, such Section or portion thereof shall be validly reformed so as to reflect the intent of the parties as nearly as possible and, if not capable of suitable reformation shall be deemed divisible and deleted with respect to such jurisdiction, but the Agreement shall not otherwise be affected.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

IN WITNESS WHEREOF, the Parties hereto have duly executed this License Agreement.

AMBION, INC.

By: /s/ Bruce Leander
Title: President
          Bruce Leander

ROSETTA GENOMICS LTD.

By: /s/ Amir Avniel
Title: Chief Operation Officer
          Amir Avniel

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Annex A

B-1
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Annex B

Limited Terms of License

NOTICE TO PURCHASER: LIMITED LICENSE

This product is sold under licensing arrangement between Ambion, Inc. and Rosetta Genomics. The purchase price of this product includes limited, nontransferable rights under patents and/or pending patent applications owned by Rosetta Genomics to use the product solely within the field of research further information on purchasing licenses under the Rosetta patent applications may be obtained by contacting Rosetta Genomics, Director of Business Development BD@Rosettagenomics.com (Phone number to be added).

B-1
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Annex D(1)

D(1)-1
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Annex D(2)

D(2)-1
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Annex E

[***] should be [***] in a form according to the [***] where the [***]
1.	ROSETTA [***]
2.	[***]description of [***] on which the [***]
3.	[***] of the [***] in the [***]accordingly, or in any other [***] upon by the [***]
4.	[***] of the [***] in the [***]accordingly, or in any other [***] upon by the [***]
5.	[***] to which the [***] like a [***] as is evident from the [***]accordingly, or in any other [***] upon by the [***]
[***]ROSETTA[***] for all [***] on which [***] will be [***]

Example:

[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]

E-1
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Annex F

Consideration for VALIDATION set forth in Section 4

In consideration for the disclosure of AMBION Results to third parties according to Section 4 (C), ROSETTA shall pay AMBION for AMBION Results pertaining to each ROSETTA miRNA SEQUENCE and tissue, as follows:

a. For AMBION Results [***] ROSETTA [***] ROSETTA shall pay AMBION an amount of US$[***] per each [***]

b. For AMBION Results [***] ROSETTA [***] ROSETTA shall pay AMBION an amount of US$[***] per each [***]

c. For AMBION Results [***] ROSETTA [***] ROSETTA shall pay AMNION an amount of US$[***] per each [***]

F-1
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Annex G

Exchange Rate Calculation Principles

All payments due hereunder shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States in amounts based on the average rate of exchange as calculated on the Web site www.oanda.com. If the www.oanda.com Web site is not available, AMBION will use the conversion rate as reported in the Wall Street Journal on the last working day of the royalty period.

G-1
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Annex H

LICENSED PRODUCTS

H-1
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.